Exhibit 10.2

CAUSE NO. 99-08893-H

CINDY CARRADINE Plaintiff, vs. INTERNET AMERICA, INC. MICHAEL T. MAPLES, AND WILLIAM O. HUNT, Defendants.	IN THE DISTRICT COURT OF DALLAS COUNTY, TEXAS 160TH JUDICIAL DISTRICT

NO. 05-01-01577-CV

IN THE COURT OF APPEALS

FOR THE FIFTH DISTRICT OF TEXAS

INTERNET AMERICA, INC., MICHAEL T. MAPLES, and

WILLIAM O. HUNT

Appellants/Cross-Appellees

v.

CINDY CARRADINE

Appellee/Cross-Appellant

COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE

THIS COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE (this Agreement) is entered into by and among PLAINTIFF CINDY BEASLEY CARRADINE (CARRADINE), ERIC CALHOUN (CALHOUN), INTERNET AMERICA, INC. (INTERNET AMERICA), WILLIAM O. HUNT, individually and on behalf of BCG Partnership Ltd. (HUNT), and MICHAEL T. MAPLES (MAPLES) (INTERNET AMERICA, HUNT, AND MAPLES will be collectively referred to as DEFENDANTS). Each of the signatory parties to this Agreement will be referred to as a “Party,” and all of the signatory parties to this Agreement will be referred to collectively as the “Parties.”

RECITALS

Carradine has asserted claims against Internet America, Hunt, and Maples based upon the alleged facts and circumstances set forth in Carradine’s Original Petition and as amended (collectively, the Petition), which were filed in the above-referenced lawsuit in the 160th Judicial District Court of Dallas County, Texas (the Trial Court), Cause No. 99-08893-H (the Lawsuit). Defendants asserted counterclaims in the Lawsuit (the Counterclaims).

John Mark Carradine, Carradine’s former spouse, has asserted some interest in Carradine’s claims in the Lawsuit. Calhoun represented Carradine in the Lawsuit and the Appeal and has a contingent fee agreement with Carradine. Other than her fee agreement with Calhoun, Carradine has not encumbered or assigned any of her claims.

Carradine obtained a Final Judgment against Internet America, Hunt, and Maples, which Final Judgment was dated July 10, 2001.

Defendants filed a Supersedeas Bond, which was approved by the clerk on October 3, 2001.

On October 5, 2001, Defendants filed a Notice of Appeal to appeal the Final Judgment to the Dallas Court of Appeals in case no. 05-01-01577-CV, and on October 18, 2001, Carradine filed her Cross Notice of Appeal. All issues raised by any party in the Court of Appeals shall be referred to as the Appeal.

Bona fide disputes and controversies exist between the Parties, as to liability, if any, and damages, if any, and the Parties desire to compromise and settle all of the disputes, claims, and/or causes of action between and/or among them that they have, or may have, arising out of the facts and circumstances set out in the Lawsuit, Counterclaims and the Appeal, the papers filed in the Lawsuit, Counterclaims and the Appeal, or otherwise arising out of or related to the Lawsuit, Counterclaims and the Appeal, including without limitation the Supersedeas Bond, and intend that the full terms and conditions of their agreement be set forth in this Agreement.

The Parties specifically intend to reach a full and final settlement of any and all matters and any and all causes of action, past, present, and future, between them and among them arising out of the facts, circumstances, and claims as set forth above.

In consideration of the mutual promises and agreements herein contained, including the recitals set forth above, the Parties agree as follows:

1. PAYMENT OF SETTLEMENT FUNDS

At closing and upon execution and delivery of this Agreement, signed by all parties, Internet America shall deliver and pay the total nonrefundable and irrevocable amount of $3,250,000.00 (Settlement Payment) in good and valid presently available United States dollars in the form of a certified check made payable to Cindy Carradine and Eric Calhoun, which payment shall be delivered to counsel for Carradine, Eric Calhoun, at said closing.

At closing of this Agreement, Internet America shall issue a Form 1099-MISC that reports the Settlement Payment as “other income” to Carradine, and Internet America shall file such Form 1099-MISC consistent with applicable laws. Together with this Agreement, Internet America shall supply copies of the Form 1099-MISC to Carradine by delivering same to her counsel, in the form attached hereto as Exhibit “C.” The Form 1099-MISC will not be amended by Internet America.

2. RELEASE BY CARRADINE AND ATTORNEYS

Carradine on behalf of herself and her successors, assigns, attorneys (including Calhoun), agents, estates, principals, servants, sureties, past and present partners, family members and representatives (collectively, “Carradine Releasors”), hereby, voluntarily and knowingly, forever and completely releases, acquits and discharges Internet America, Hunt, Maples, and BCG Partnership Ltd., and all of their respective parents, affiliates, subsidiaries, predecessors, successors, assigns, shareholders, past and present officers and directors, agents, servants, employees, attorneys, sureties, principals, estates, past and present partners, family members and representatives (collectively, the “Internet America Releasees”), from each and every right, claim, counterclaim, demand, and cause of action, past, present, and future, in contract or tort or declaratory, whether common law or statutory, including without limitation, fraud, fraud in a stock transaction, securities fraud, negligence, conversion, breach of fiduciary duty, harassment, sanctions, attorneys’ fees, and all conspiracy claims, which the Carradine Releasors have or may have, known or unknown, liquidated or unliquidated, asserted or unasserted, derivative or otherwise, relating to or arising out of the facts, circumstances, and matters asserted, or which could have been asserted in the Petition, Lawsuit, or in the Appeal against the Internet America Releasees. This Release specifically includes all of the claims, counterclaims, demands and causes of action that the Carradine Releasors have asserted or could have asserted, whether by claim, counterclaim, or intervention, against any of the Internet America Releasees in the Petition, Lawsuit, or in the Appeal, including, without limitation, any claim to the Supersedeas Bond. Nothing shall be construed as a release or waiver of any Party’s obligations under this Agreement or under any agreement for internet services with Internet America.

Calhoun consents to the terms of this Agreement and voluntarily and knowingly, forever and completely releases, acquits and discharges the Internet America Releasees from each and every right, claim, demand, and cause of action, past, present, and future, in contract or tort or declaratory, whether common law or statutory, including without limitation, fraud, fraud in a stock transaction, securities fraud, negligence, conversion, breach of fiduciary duty, harassment, sanctions, attorneys’ fees, and all conspiracy claims, which Calhoun, and the Carradine Releasors have or may have, known or unknown, liquidated or unliquidated, asserted or unasserted, derivative or otherwise, relating to or arising out of the facts, circumstances, and matters asserted, or which could have been asserted in the Petition, Lawsuit, or in the Appeal against the Internet America Releasees. This Release specifically includes all of the claims, demands and causes of action that Calhoun, and the Carradine Releasors have asserted or could have asserted, whether by claim, counterclaim, or intervention, against any of the Internet America Releasees in the Petition, Lawsuit, or in the Appeal, including, without limitation, any claim to the Supersedeas Bond. Nothing shall be construed as a release or waiver of any Party’s obligations under this Agreement or under any agreement for internet services with Internet America.

Carradine shall secure a release from John Mark Carradine in favor of the Internet America Releasees substantially in the form of Exhibit “A,” attached. At or before the closing of this Agreement, Carradine shall provide Defendants with the original of such release, bearing the original, dated, notarized signature of John Mark Carradine.

3. RELEASES BY INTERNET AMERICA, HUNT, AND MAPLES

Internet America, Hunt, BCG Partnership Ltd., and Maples, and all of their respective parents, affiliates, subsidiaries, predecessors, successors, assigns, shareholders, past and present officers and directors, agents, servants, employees, attorneys, sureties, principals, estates, past and present partners, family members and representatives (all of the preceding collectively the Internet America Releasors), hereby, voluntarily and knowingly, forever and completely release, acquit and discharge Carradine and Calhoun, and their successors, assigns, attorneys (including Calhoun), agents, estates, principals, servants, sureties, past and present partners, family members and representatives, and each of them (the “Carradine Releasees”), from each and every right, claim, counterclaim, demand, and cause of action, past present, and future, in contract or tort or declaratory, whether common law or statutory, including without limitation, fraud, fraud in a stock transaction, securities fraud, negligence, conversion, breach of fiduciary duty, harassment, sanctions, attorneys’ fees and all conspiracy claims, which the Internet America Releasors have or may have, known or unknown, liquidated or unliquidated, asserted or unasserted, derivative or otherwise, relating to or arising out of the facts, circumstances, and matters asserted, or which could have been asserted against any of the Carradine

Releasees in the Lawsuit, Counterclaims or in the Appeal. This Release specifically includes all of the claims, counterclaims, demands and causes of action that the Internet America Releasors have asserted or could have asserted, whether by claim, counterclaim or intervention, against any of the Carradine Releasees, in the Lawsuit, Counterclaims or in the Appeal. Nothing shall be construed as a release or waiver of any Party’s obligations under this Agreement or under any agreement for internet services with Internet America.

4. INFORMATION REGARDING CARRADINE

In response to a request for employment reference regarding Carradine’s employment with Internet America, Defendants shall supply only Carradine’s job title(s) and dates of service unless Defendants are required by law to supply further information.

Defendants shall not disparage Carradine in any way.

Carradine shall not disparage Internet America, its business, employees, officers, directors, shareholders, or Hunt, or Maples in any way.

5. INDEMNITY

Carradine shall hold Internet America, Hunt and Maples harmless from and defend them against (a) any claim(s) released herein by Carradine asserted by any person or entity that acquired his, her or its claim, from or through Carradine, including, without limitation, any claims by John Mark Carradine, whether direct or derivative. This indemnity shall include, without limitation, holding Internet America, Hunt and Maples harmless from any and all losses, including, without limitation, fees, expenses, settlement, judgment, or liabilities arising from any such claim(s). In the event of such a claim, Carradine shall have the right to direct the defense of and settle any such claim, including choice of counsel. Internet America, Hunt and Maples agree to fully cooperate and provide assistance in defense of any such claim, absent which cooperation and assistance, the indemnity obligations hereunder shall be forfeited. Internet America, Hunt and Maples represent and warrant that they are aware of no claims that could potentially give rise to such indemnity obligations, other than the claims asserted by John Mark Carradine referred to above.

6. COMPLETE SETTLEMENT AMONG THE PARTIES TO THIS AGREEMENT

In consideration of these releases, the Settlement Payment and the other consideration recited herein, the Parties agree that all matters arising out of and all matters asserted, or which could have been asserted in the Lawsuit, Counterclaims or in the Appeal, are finally, fully, and completely compromised and settled as between and among them.

7. COMPREHENSION OF AGREEMENT

The Parties acknowledge that they have read and understand this Agreement and execute the same of his, her, or its own free will and accord for the purposes and consideration set forth. The Parties further warrant that they have consulted, or have had the full opportunity to consult, with an attorney of their choosing concerning this Agreement.

8. CHOICE OF LAW AND VENUE

The Parties further agree that this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Texas and that venue for any dispute arising out of this Agreement will be Dallas County, Texas.

9. DISPOSITIVE PAPERS

No later than five (5) days after the Settlement Payment is delivered to Carradine’s counsel, Carradine, and Defendants, by and through their counsel, will execute such agreed pleadings, motions, orders, and the like, as is necessary, appropriate and consistent with applicable law to request the Court of Appeals to reverse or vacate, as chosen by Defendants, the Final Judgment and/or to reverse the Final Judgment with instructions to the Trial Court to vacate the Final Judgment. Such pleadings, motions, orders, or the like, shall not contain any recitation of the legal or factual findings or issues or merits thereof in the Lawsuit, Counterclaims or in the Appeal and shall contain an express release of the Supersedeas Bond. Such papers shall be in substantially the form attached as Exhibit “B.”

The effectiveness and finality of this Agreement shall not be affected in any way by any ruling of the Court of Appeals or the Trial Court on such requests, including without limitation a denial of the request to reverse or vacate the Final Judgment.

10. ENTIRETY OF AGREEMENT

The Parties further agree that this Agreement contains the entire agreement between the Parties and supersedes any and all prior agreements, arrangements or understandings between the Parties relating to the subject matter of this Agreement; that no oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist; and that this Agreement cannot be orally modified or terminated. The Parties expressly disclaim reliance upon any such prior discussions, representations, or agreements. All amendments must be in writing and signed by the affected Parties.

11. SUCCESSORS IN INTEREST

The Parties further agree that this Agreement is also binding upon all successors, assigns, and legal representatives of the Parties to this Agreement.

12. CONTRACTUAL RECITATIONS

The Parties further agree that the terms of this Agreement are contractual in nature and not mere recitals of fact.

13. NON-ADMISSION OF LIABILITY

The Parties further agree that the agreements contained herein and the consideration transferred are in compromise and settlement of disputed claims and to avoid further litigation, and any payments made or releases given are not intended and shall not be construed as an admission of liability because all Parties to this Agreement admit no liability. Carradine, Internet America, Hunt and Maples shall each be responsible for their respective attorneys’ fees and costs.

14. MULTIPLE ORIGINALS AND FACSIMILE SIGNATURES

This Agreement may be executed in a number of identical counterparts or with detachable signature pages and shall constitute one agreement, binding upon all Parties as if all Parties signed the same document. It is understood and agreed that this Agreement may be executed by facsimile signatures, and said signatures and copies of any original signatures shall be binding upon the Parties as if they were original signatures.

15. OWNERSHIP OF CLAIMS AND CAUSES OF ACTION

Each and every Party represents and warrants that he, she, and it, and no other person or entity, owns any of the claims or causes of action, derivative or otherwise, that he, she, and it asserted or could have asserted in this Lawsuit, Counterclaims or in the Appeal. All parties further represent and warrant that he, she or it, has obtained all necessary approvals and authority to enter into this Agreement and that this Agreement is a valid, binding and enforceable agreement in accordance with its terms.

16. ENFORCEABILITY AND SEVERABILITY

In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed, effective as of the date last written below.

/S/ CINDY B. CARRADINE
CINDY BEASLEY CARRADINE

Date: 5/6/03

STATE OF TEXAS

COUNTY OF DALLAS

BEFORE ME, the undersigned authority, on this day personally appeared CINDY BEASLEY CARRADINE, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this 6th day of May, 2003.

/S/    CYNTHIA HART

Notary in and for the State of Texas

My Commission Expires:

6-11-2005

/S/    ERIC CALHOUN

ERIC CALHOUN

Date: May 6, 2003

STATE OF TEXAS

COUNTY OF DALLAS

BEFORE ME, the undersigned authority, on this day personally appeared ERIC CALHOUN, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this 6th day of May, 2003.

/S/    CYNTHIA HART

Notary in and for the State of Texas

My Commission Expires:

6-11-05

INTERNET AMERICA, INC.

By: /S/    JACK T. SMITH

Name: Jack T. Smith

Its: Chairman and CEO

Date: May 6, 2003

STATE OF TEXAS

COUNTY OF DALLAS

BEFORE ME, the undersigned authority, on this day personally appeared Jack T. Smith, the Chairman and CEO of INTERNET AMERICA, INC., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she/he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this 6 day of May, 2003.

/S/    BETH PROTHRO

Notary in and for the State of Texas

My Commission Expires:

10-17-03

/S/    WILLIAM O. HUNT

WILLIAM O. HUNT, Individually and as

General Partner of BCG Partnership Ltd.

Date: May 6, 2003

STATE OF TEXAS

COUNTY OF DALLAS

BEFORE ME, the undersigned authority, on this day personally appeared WILLIAM O. HUNT, on behalf of himself and BCG Partnership Ltd., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this 6 day of May, 2003.

/S/    BETH PROTHRO

Notary in and for the State of Texas

My Commission Expires:

10-17-03

/S/    MICHAEL T. MAPLES

MICHAEL T. MAPLES

Date: 05-06-03

STATE OF TEXAS

COUNTY OF DALLAS

BEFORE ME, the undersigned authority, on this day personally appeared MICHAEL T. MAPLES, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this 6 day of May, 2003.

/S/   BETH PROTHRO

Notary in and for the State of Texas

My Commission Expires:

10-17-03

EXHIBIT “A”

MUTUAL RELEASE

THIS MUTUAL RELEASE (this Agreement) is entered into by and between JOHN MARK CARRADINE, INTERNET AMERICA, INC. (INTERNET AMERICA), WILLIAM O. HUNT (HUNT), and MICHAEL T. MAPLES (MAPLES) (INTERNET AMERICA, HUNT, AND MAPLES will be collectively referred to as DEFENDANTS). Each of the signatory parties to this Agreement will be referred to as a “Party,” and all of the signatory parties to this Agreement will be referred to collectively as the “Parties.”

REPRESENTATIONS

John Mark Carradine represents and warrants the following:

1.	He knows that Cindy Beasley Carradine, former wife of John Mark Carradine, has asserted claims against Internet America, Hunt, and Maples based upon the alleged facts and circumstances set forth in Cindy Carradine’s Original Petition and as amended (collectively, the Petition), which were filed in the above-referenced lawsuit (the Lawsuit) in the160th Judicial District Court of Dallas County, Texas (the Trial Court).

2.	He has read the Petition in the Lawsuit.

3.	He asserted an interest in Cindy Carradine’s claims against Defendants, including, without limitation, the claims raised in the Lawsuit. He asserted such interest and claims in the Lawsuit as well as in the divorce proceeding styled as John Mark Carradine v. Cindy Beasley, in the 301st Judicial District Court of Dallas County, Texas, Cause No. 97-13113-T (the Divorce).

4.	He knows that Cindy Carradine obtained a Final Judgment in the Lawsuit against Internet America, Hunt, and Maples in at least the amount of $3,483,684.92, which Final Judgment was dated July 10, 2001.

5.	He knows that the Final Judgment is being appealed to the Dallas Court of Appeals (the Appeal).

6.	He knows that Cindy Carradine and Defendants have reached an agreement in principal on the terms of a settlement that is contingent upon preparation of appropriate documentation, and that such agreement in principal contemplates that Cindy Carradine will receive a settlement payment of $3,250,000.

In consideration of the above representations and the mutual releases herein contained, the Parties agree as follows:

1

A. RELEASE BY JOHN MARK CARRADINE

John Mark Carradine and his successors, assigns, and representatives, hereby, voluntarily and knowingly, forever and completely release, acquit and discharge Internet America, Hunt, and Maples, their predecessors, successors, assigns, past and present directors and officers, shareholders, agents, parents, subsidiaries, affiliates, servants, representatives, employees, attorneys, and sureties, and each of them, (collectively, the “Internet America Releasees”), from each and every right, claim, demand, and cause of action, past, present, and future, in contract or tort or declaratory, whether common law or statutory, including without limitation, fraud, fraud in a stock transaction, securities fraud, negligence, conversion, breach of fiduciary duty, and all conspiracy claims, which John Mark Carradine has or may have, known or unknown, liquidated or unliquidated, asserted or unasserted, derivative or otherwise, relating to or arising out of the facts, circumstances, and matters asserted, or which could have been asserted in the Lawsuit, the Appeal, or the Divorce against the Internet America Releasees. This Release specifically includes all of the claims, demands and causes of action that John Mark Carradine has asserted or could have asserted against any of the Internet America Releasees in the Lawsuit, the Appeal, or the Divorce, including, without limitation, any claim arising out of or related to certain Internet America stock options.

John Mark Carradine further specifically promises and covenants not to sue any of the Internet America Releasees for any matter arising out of or related to the facts, circumstances, and matters asserted, or which could have been asserted in the Lawsuit, the Appeal, or the Divorce against the Internet America Releasees.

2

B. RELEASE BY INTERNET AMERICA, HUNT, AND MAPLES

Internet America, and all of its parents, subsidiaries, predecessors, successors, assigns, agents, principals, and representatives, Hunt, and Maples, hereby, voluntarily and knowingly, forever and completely releases, acquit and discharge John Mark Carradine, and his successors, assigns, and representatives, and each of them (the “Carradine Releasees”), from each and every right, claim, demand, and cause of action, past present, and future, in contract or tort or declaratory, whether common law or statutory, including without limitation, fraud, fraud in a stock transaction, securities fraud, negligence, conversion, breach of fiduciary duty, and all conspiracy claims, which Internet has or may have, known or unknown, liquidated or unliquidated, asserted or unasserted, derivative or otherwise, relating to or arising out of the facts, circumstances, and matters asserted, or which could have been asserted against any of the Carradine Releasees in the Lawsuit, the Appeal, or the Divorce. This Release specifically includes all of the claims, demands and causes of action that Internet America, Hunt, and/or Maples have asserted or could have asserted against any of the Carradine Releasees in the Lawsuit, the Appeal, or the Divorce.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed, effective as of the date last written below.

JOHN MARK CARRADINE

Date:

STATE OF TEXAS

COUNTY OF

BEFORE ME, the undersigned authority, on this day personally appeared JOHN MARK CARRADINE, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this                  day of                                 , 2003.

Notary in and for the State of Texas

My Commission Expires:

INTERNET AMERICA, INC.

By:

Name:

Its:

Date:

STATE OF TEXAS

COUNTY OF DALLAS

BEFORE ME, the undersigned authority, on this day personally appeared                                                          , the                                                       of INTERNET AMERICA, INC., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that she/he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this                      day of                                 , 2003.

_______________________________________________

Notary in and for the State of Texas

My Commission Expires:

WILLIAM O. HUNT

Date:

STATE OF TEXAS

COUNTY OF DALLAS

BEFORE ME, the undersigned authority, on this day personally appeared WILLIAM O. HUNT, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this                  day of                                 , 2003.

_______________________________________________

Notary in and for the State of TEXAS

My Commission Expires:

MICHAEL T. MAPLES

Date:

STATE OF TEXAS

COUNTY OF DALLAS

BEFORE ME, the undersigned authority, on this day personally appeared MICHAEL T. MAPLES, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this                  day of                                 , 2003.

_______________________________________________

Notary in and for the State of TEXAS

My Commission Expires:

EXHIBIT “B”

NO. 05-01-01577-CV

IN THE COURT OF APPEALS

FOR THE FIFTH DISTRICT OF TEXAS

INTERNET AMERICA, INC., MICHAEL T. MAPLES, and

WILLIAM O. HUNT

Appellants/Cross-Appellees

v.

CINDY CARRADINE

Appellee/Cross-Appellant

AGREED, JOINT MOTION FOR DISPOSITION

PURSUANT TO SETTLEMENT AGREEMENT

Appeal from the 160th District Court, Dallas County

TO THE HONORABLE COURT OF APPEALS:

I.

The parties have settled this case. As a part of the settlement agreement, the parties agreed to seek relief in this Court under Texas Rule of Appellate Procedure 42.1(a)(2), which authorizes disposition of an appeal in accordance with an agreement of the parties. The parties have conferred and have agreed to this joint motion, and no party opposes the relief jointly requested in this motion.

1

II.

Counsel for all parties to this appeal have signed this motion with the intent that it

serve as their agreement under Rule of Appellate Procedure 42.1(a)(2). As evidenced by the signatures of their attorneys, the parties have agreed to request, and do request, that this Court render a judgment that effectuates their settlement by:

(i)	vacating and/or setting aside the trial court’s final judgment signed on July 10, 2001 in Cause No. DV 99-08893-H (See Tex. R. App. P. 43.2);

(ii)	releasing and discharging the sureties on the supersedeas bond posted by Appellants Internet America, Inc., Michael T. Maples, and William O. Hunt in Cause No. DV 99-08893-H (See Tex. R. App. 43.6);

(iii)	dismissing the case (See Tex. R. App. P. 43.2);

(iv)	ordering that all attorneys’ fees and costs in the trial court and on appeal shall be borne by the party or parties incurring same (See Tex. R. App. 43.6); and

(v)	ordering that this Court’s mandate shall issue immediately (See Tex. R. App. 43.6).

The parties believe that Court has the jurisdiction, power, and authority to render such a judgment under Texas Rule of Appellate Procedure 42.1(a)(2)(A). If the Court disagrees, the parties request, strictly in the alternative, that the Court effectuate their settlement by issuing a judgment or order that:

(i)	vacates and/or sets aside the trial court’s final judgment signed on July 10, 2001 in Cause No. DV 99-08893-H;

(ii)	orders that all attorneys’ fees and costs on appeal shall be borne by the party or parties incurring same;

(ii)	remands the case to the trial court with instructions to:

2

(a)	sign an agreed order to be submitted by the parties that dismisses the case with prejudice and orders that all attorneys’ fees and costs incurred in the trial court be borne by the party or parties incurring same; and

(b)	sign an agreed order to be submitted by the parties that releases and discharges the sureties on the supersedeas bond posted by Appellants Internet America, Inc., Michael T. Maples, and William O. Hunt in Cause No. DV 99-08893-H.

See Tex. R. App. P. 42.1(a)(2)(B).

PRAYER

WHEREFORE, Appellants/Cross-Appellees Internet America, Inc., Michael T. Maples, and William O. Hunt and Appellee/Cross-Appellant Cindy Carradine request that this Court award the relief requested in Paragraph II above and any other relief to which the parties are justly entitled.

3

Respectfully submitted,

By:

ROBERT B. GILBREATH

State Bar No. 07904620

JENKENS & GILCHRIST,

a Professional Corporation

1445 Ross Avenue, Suite 3200

Dallas, Texas 75202-2799

(214) 855-4500

(214) 855-4300 Fax

ATTORNEYS FOR APPELLANTS/CROSS APPELLEES INTERNET AMERICA, MICHAEL T. MAPLES, AND WILLIAM O. HUNT

By:

ERIC G. CALHOUN

State Bar No. 03638800

14135 Midway Rd. Suite 250

Addison, Texas 75201

(972) 490-0808

(972) 490-9545 Fax

ATTORNEYS FOR APPELLEE/CROSS APPELLANT CINDY CARRADINE

4

CERTIFICATE OF SERVICE

I hereby certify that on                                        2003 a true and correct copy of the above instrument was forwarded via certified mail, return receipt requested, to:

Eric G. Calhoun, Esq.

Lawson, Fields, McCue, Lee & Campbell

14135 Midway Road, Suite 250

Addison, Texas 75001

Counsel for Appellant/Cross-Appellant

Robert B. Gilbreath

5